Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                            18 U.S.C. Section #1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q ("Form 10-Q") of Galaxy Nutritional Foods, Inc. (the "Company") for the period ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof, I, Michael E. Broll, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        /s/ Michael E. Broll
                                        ----------------------------------------
                                        Michael E. Broll
                                        Chief Executive Officer
                                        November 14, 2006